Income Tax	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Tax
INCOME TAX
The Group consists of one legal entity incorporated in the United Kingdom, one entity in British Virgin Islands, one entity in Norway, four entities in Bermuda, three entities in the Isle of Man, and thirteen in the Marshall Islands.  The profits attributable to the management service companies are taxable in the United Kingdom and Norway.
Bermuda
Under current Bermuda law, the Company is not required to pay taxes in Bermuda on either income or capital gains. The Company has received written assurance from the Minister of Finance in Bermuda that, in the event of any such taxes being imposed, the Company will be exempted from taxation until March 31, 2035.
United States
For the year ended December 31, 2019, the Company did not accrue U.S. income taxes because the Company was able to satisfy the requirements of the exemption from gross basis tax under Section 883 of the U.S. Internal Revenue Code. Under Section 863(c)(2)(A) of the Internal Revenue Code, 50% of all transportation revenue attributable to transportation which begins or ends in the United States shall be treated as from sources within the United States where no Section 883 exemption is available. Such revenue is subject to 4% tax. For the year ended December 31, 2019, 2018 and 2017, the Company accrued federal income tax of $0.0 million, $0.2 million and $0.0 million respectively and this has been recorded in vessel operating expenses.
Other Jurisdictions
Certain of the Company's subsidiaries in Norway and the United Kingdom are subject to income tax in their respective jurisdictions. The taxes paid by subsidiaries of the Company that are subject to income tax have been disclosed in the tables below.
The Company does not have any unrecognized tax benefits, material accrued interest or penalties relating to income taxes. The Norwegian income tax returns could be subject to examination by Norwegian tax authorities going back ten years or more. In the United Kingdom, the tax authorities can investigate as far back as 20 years if they suspect tax evasion. More commonly, the United Kingdom may investigate for (i) careless tax returns for up to six years and (ii) innocent errors for up to four years. The Internal
Revenue Service ("IRS") may audit tax returns filed within the last three years. If the IRS identifies a substantial error, the IRS may add additional years, which in most cases does not extend beyond six years.
None of FLEX LNG Ltd. or its subsidiaries is undergoing tax audits in any applicable tax jurisdictions. The table below shows the components of income tax year ended December 31, 2019, 2018 and 2017:

(in thousands of $)	2019	2018	2017
Current income tax (expense)/benefit	(118)	5	(17)
Adjustments in respect of current income tax of previous years	(64)	5	—
Income tax (expense)/benefit reported in the income statement	(182)	10	(17)

A reconciliation between the tax expense and the product of the accounting profit multiplied by the Bermuda domestic tax rate for the year ended December 31, 2019, 2018 and 2017 is as follows:

(in thousands of $)	2019	2018	2017
Income/(loss) before tax	17,149	11,769	(10,391)
Income tax at 0% (2018: 0% (2017: 0%))	—	—	—
Effect of higher overseas tax rates	(182)	10	(17)
Income tax at effective rate of -1.1% (2018: 0.1% (2017: 0.2%))	(182)	10	(17)